Related Party Transactions	4 Months Ended
Jun. 30, 2014
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 6 - RELATED PARTY TRANSACTIONS

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, they may face a conflict in selecting between the Company and his other business interests. The Company has not formulated a policy for the resolution of such conflicts.

The Company’s two shareholders have advanced $22,121 to fund working capital expenses. These advances are unsecured and do not carry an interest rate or repayment terms; however, the shareholders have orally agreed not to seek repayment until the Company is financially able to repay it. The two shareholders have an oral agreement to advance the Company the necessary expenses for its operations.